SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

                                (AMENDMENT NO. )

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                               CYGNE DESIGNS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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================================================================================

                               CYGNE DESIGNS, INC.
                                  1410 BROADWAY
                               NEW YORK, NY 10018
                                 (212) 997-7767

                                                                November 2, 2001

Dear Fellow Stockholder:

     You are cordially invited to attend Cygne's annual meeting of stockholders to be held at 10:00 a.m. (local time), on December 4, 2001 at the offices of Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York.

     This year, you are being asked only to elect two directors to Cygne's Board of Directors. In addition, I will be pleased to report on the affairs of Cygne, and a discussion period will be provided for questions and comments of general interest to stockholders.

     We look forward to greeting personally those stockholders who are able to be present at the meeting; however, whether or not you plan to be with us at the meeting, it is important that your shares be represented. Accordingly, you are requested to sign and date the enclosed proxy and mail it in the envelope provided at your earliest convenience.


     Thank you for your cooperation.


                                                Very truly yours,


                                                Bernard M. Manuel
                                                Chief Executive Officer

                               CYGNE DESIGNS, INC.
                                  1410 BROADWAY
                               NEW YORK, NY 10018
                                 (212) 997-7767


                               -----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               -----------------

                                                              New York, New York
                                                                November 2, 2001

     The annual meeting of stockholders of Cygne Designs, Inc. will be held at the offices of Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York on December 4, 2001 at 10:00 a.m. (local time) for the following purposes:

          1. To elect two directors to serve until the next annual meeting of stockholders or until their respective successors shall have been duly elected and qualified to serve.

          2. To transact such other business as may properly come before the annual meeting.

     Only stockholders of record at the close of business on October 25, 2001 will be entitled to notice of, and to vote at, the annual meeting. A list of stockholders eligible to vote at the meeting will be available for inspection at the meeting and for a period of ten days prior to the meeting during regular business hours at our corporate headquarters at 1410 Broadway, New York, New York.

     Whether or not you expect to attend the annual meeting, your proxy vote is important. Stockholders who are unable to attend the meeting in person are requested to sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States or Canada.

                                              By Order of the Board of Directors

                                              Roy E. Green
                                              Secretary

                               CYGNE DESIGNS, INC.
                                  1410 BROADWAY
                               NEW YORK, NY 10018


                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

     The annual meeting of stockholders of Cygne Designs, Inc. will be held on December 4, 2001 at 10:00 am (local time) at the offices of Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York. Copies of this proxy statement, the attached notice of annual meeting of stockholders, and the enclosed proxy card are being mailed to stockholders on or about November 2, 2001.

                            ABOUT THE ANNUAL MEETING


WHAT IS THE PURPOSE OF THE MEETING?

     At our annual meeting, stockholders will elect directors. In addition, our management will report on the performance of Cygne during the fiscal year ended February 3, 2001 and respond to questions from stockholders.


WHO IS ENTITLED TO VOTE AT THE MEETING?

     Only stockholders of record at the close of business on the record date, October 25, 2001, are entitled to receive notice of and to vote at the annual meeting.


WHAT ARE THE VOTING RIGHTS OF CYGNE STOCKHOLDERS?

     Each stockholder is entitled to cast one vote for each share of common stock that he or she held as of the record date on each matter to be voted upon at the meeting or any postponements or adjournments of the meeting.


WHAT CONSTITUTES A QUORUM?

     In order to carry on the business of the meeting, there must be a quorum. This means at least a majority of the outstanding shares eligible to vote on the record date must be represented at the meeting, either by proxy or in person. As of the record date, 12,438,038 shares of common stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting. "Broker non-votes" are shares held by brokers or nominees that are present in person or represented by proxy, but that are not voted on a particular matter because instructions have not been received from the beneficial owner.


HOW DO PROXIES WORK?

     The board of directors is asking for your proxy. Giving us your proxy means that you authorize us to vote your shares at the annual meeting in the manner you direct. You may vote for all, some or none of our director candidates.

HOW DO I VOTE?

     You may vote in person at the meeting or by proxy by completing and mailing the enclosed proxy card. The board of directors recommends that you vote by proxy even if you plan to attend the meeting. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.


HOW DO I VOTE BY TELEPHONE OR ELECTRONICALLY?

     If your shares are registered in the name of a bank or brokerage firm, you may be able to vote electronically through the internet or by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services online program. This program provides eligible stockholders the opportunity to vote via the Internet or by telephone. Voting forms will provide instructions for stockholders whose bank or brokerage firm is participating in ADP's program. If you do not wish to vote by telephone or electronically through the Internet, or if your form does not reference telephone or Internet voting information, you should complete and return the enclosed paper proxy card. IF YOU VOTE BY TELEPHONE OR ELECTRONICALLY USING THE INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD.


CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY?

     Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Corporate Secretary of Cygne either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.


WHAT IS THE RECOMMENDATION OF THE BOARD OF DIRECTORS?

     The board of directors recommends a vote for election of the nominated directors.

     If you sign and return the enclosed proxy card but do not specify how to vote, we will vote your shares in favor of our director nominees. If any other matters are properly presented for consideration at the meeting, the individuals named as proxies on the enclosed proxy card will vote the shares that they represent on those matters as recommended by the board of directors. If the board does not make a recommendation, then they will vote in accordance with their best judgment.


WHAT VOTE IS REQUIRED TO ELECT THE NOMINATED DIRECTORS?

     The affirmative vote of a plurality of votes cast at the meeting is required for the election of directors. A properly executed proxy marked "Withhold Authority" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether or not there is a quorum present.


WHO IS SOLICITING THESE PROXIES?

     The board of directors of Cygne is soliciting the execution and return of the enclosed proxy card for the purposes set forth in the notice of meeting. We will bear the costs incidental to soliciting and obtaining proxies, including the cost of reimbursing banks and brokers for forwarding proxy materials to their principals. Proxies


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


may be solicited, without extra compensation, by our officers and employees by mail, telephone, telefax, personal interviews, and other methods of communication. Although we have no present plans to hire paid solicitors to assist us in obtaining proxies, we may do so if we determine it will be helpful in obtaining stockholder approval of the matters to be voted upon at the meeting. We will pay all the fees and expenses of any firm engaged by us.

     STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR HOW SMALL YOUR HOLDINGS MAY BE.


                      BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth information as of October 25, 2001 regarding the beneficial ownership of our common stock by (i) each person known by us to own beneficially more than five percent of our outstanding common stock; (ii) each director and nominee for election as a director of Cygne; (iii) each executive officer named in the Summary Compensation Table (see "Executive Compensation"); and (iv) all of our directors and executive officers as a group. Except as otherwise specified, the named beneficial owner has the sole voting and investment power over the shares listed.

                                         AMOUNT AND NATURE
                                           OF BENEFICIAL           PERCENTAGE OF
                                        OWNERSHIP OF CYGNE             CYGNE
NAME AND ADDRESS                         COMMON STOCK (1)           COMMON STOCK
----------------                        ------------------         -------------
James G. Groninger(2) ................          22,500                    *
Bernard M. Manuel(3) .................       5,001,975                 40.0%
Roy E. Green(4) ......................          80,000                    *
Directors and executive officers
  as a group (3 persons)(5) ..........        5,104,475                40.0%

-----------------
*Less than one percent

(1) A person has beneficial ownership over shares if the person has voting or investment power over the shares or the right to acquire such power within 60 days. Investment power means the power to direct the sale or other disposition of the shares.

(2) Includes 22,500 shares issuable pursuant to options which are exercisable within 60 days of October 25, 2001. Does not include 3,500 shares which are the subject of options which are not exercisable within 60 days of October 25, 2001.

(3) Includes 55,000 shares issuable pursuant to options. Mr. Manuel's address is c/o Cygne, 1410 Broadway, New York, New York 10018.

(4)  Consists of shares issuable pursuant to options.

(5) Includes 157,500 shares issuable pursuant to options which are exercisable within 60 days of October 25, 2001. See Notes 2, 3, and 4.

                      PROPOSAL NO. 1--ELECTION OF DIRECTORS

     The board of directors currently has two members, both of whom are nominees for re-election. The board of directors proposes that the nominees below be elected for a term of one year or until their successors are duly elected and qualified. Should one or more of these nominees be unable to serve as a director, the individuals named as proxies on the enclosed card will vote the shares that they represent for such other persons as the board of directors may recommend.

The nominees standing for election are:


                                    YEAR FIRST
NOMINEE                    AGE    BECAME DIRECTOR      PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
-------                    ---    ---------------      -----------------------------------------------
James G. Groninger ......   57         1993          President of The BaySouth Company since
                                                       January 1995
Bernard M. Manuel .......   54         1988          Chief executive officer of Cygne since October 1988
                                                       and chairman of the board since December 1989

----------------
     Mr. Groninger is a director of Layton BioScience, Inc. and NPS Pharmaceuticals.


BOARD COMMITTEES

     In September 1993 we established an audit committee and a compensation committee. Mr. Groninger is the sole member of the compensation committee and the audit committee. The audit committee reviews our annual audit and meets with our independent accountants to review our internal controls and financial management practices. The compensation committee reviews compensation practices, recommends compensation for our executives and key employees, and functions as the committee under our 1993 Stock Option Plan. Each of the compensation committee and the audit committee met once during the year ended February 3, 2001.


BOARD MEETINGS

     During fiscal year ended February 3, 2001, our board of directors held four meetings. Each director attended at least 75% of the meetings of the board of directors held when he was a director and of all committees of the board of directors on which he served.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THESE NOMINEES AS DIRECTORS.

                             EXECUTIVE COMPENSATION

     The following table provides information concerning all cash and non-cash compensation awarded to, earned by, or paid to our chief executive officer and our only other executive officer at February 3, 2001.


                                                              ANNUAL COMPENSATION
                                                              -------------------        ALL OTHER
                                                              YEAR        SALARY      COMPENSATION (1)
                                                              ----       --------     ----------------
Bernard M. Manuel .........................................   2000       $400,000        $  928(2)
  Chairman of the Board                                       1999        400,000           941(2)
  and Chief Executive Officer                                 1998        403,000         1,001(2)

Roy E. Green ..............................................   2000        245,000         3,141(3)
  Senior Vice President--Chief Financial                      1999        245,000         3,141(3)
  Officer, Treasurer and Secretary                            1998        245,000         3,685(3)

--------------

1) Consists of certain insurance premiums on term life insurance paid by Cygne for the benefit of the named individuals.

2) Includes $818, $818, and $822 for years 2000, 1999 and 1998, respectively, representing Cygne's matching contribution pursuant to its 401(k) defined contribution plan.

3)   Includes $2,251, $2,251, and $2,425 for years 2000, 1999 and 1998, respectively, representing Cygne's matching contribution pursuant to its 401(k) defined contribution plan.

     During the fiscal year ended February 3, 2001, no options were granted to the executive officers named in the Summary Compensation Table.

     The following table sets forth at February 3, 2001 the number of options and the value of unexercised options held by each of the executive officers named in the Summary Compensation Table.


                           AGGREGATED OPTION EXERCISES
              IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES


                                                         NUMBER OF UNEXERCISED          VALUE OF UNEXERCISED,
                                                            OPTIONS HELD AT            IN-THE-MONEY OPTIONS AT
                              SHARES                       FISCAL YEAR END(#)            FISCAL YEAR END(1)
                            ACQUIRED ON      VALUE     ---------------------------   ---------------------------
    NAME                    EXERCISE(#)    REALIZED    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
    ----                    -----------    --------    -----------   -------------   -----------   -------------
Bernard M. Manuel                --           --          55,000           --             $0            $0
Roy E. Green                     --           --          80,000           --             $0            $0

-----------------

(1) Based on the closing stock price of our Common Stock on February 3, 2001 of $0.14.

EMPLOYMENT AGREEMENTS

     We currently have employment agreements with Bernard Manuel, our chairman and chief executive officer, and Roy E. Green, our senior vice president--chief financial officer, treasurer, and secretary. These employment agreements, which currently expire on April 30, 2002, provide for their automatic renewal for successive one-year terms unless either party notifies the other to the contrary at least 90 days prior to their expiration. The employment agreements require each employee to devote substantially all of his time and attention to our business as necessary to fulfill his duties. Under these employment agreements, Messrs. Manuel and Green are currently entitled to an annual salary at a rate of $602,540 and $279,131, respectively, subject to annual cost of living increases, although Mr. Manuel has accepted a reduction in salary to $400,000 and Mr. Green has accepted a salary reduction to $245,000. The employment agreements also provide for the payment of bonuses in such amounts as may be determined by the board. Under the employment agreements, the employee may terminate his employment upon 30 days notice. The employment agreements provide that in the event the employee's employment is terminated by us at any time for any reason other than justifiable cause, disability, or death, or we fail to renew the agreement at any time within two years following a "Change in Control of the Company," we must pay the employee his base salary and permit participation in benefit programs for two years in the case of Mr. Manuel and one year in the case of Mr. Green. In the event we elect not to renew the agreement (other than within two years following a "Change in Control of the Company,") we will (a) in the case of Mr. Manuel, pay him a severance payment equal to one year's annual salary, and (b) in the case of Mr. Green, pay him a severance payment equal to six months' salary. Each agreement contains confidentiality provisions, whereby each executive agrees not to disclose any confidential information regarding us, as well as non-competition covenants. The non-competition covenants survive the termination of an employee's employment for two years in the case of Mr. Manuel and one year in the case of Mr. Green.

     For purposes of the employment agreements, a "Change in Control of the Company" shall be deemed to occur if (i) there shall be consummated (x) any consolidation or merger of Cygne in which Cygne is not the continuing or surviving corporation or pursuant to which shares of common stock would be converted into cash, securities, or other property, other than a merger of Cygne in which the holders of our common stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (y) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of our assets, or (ii) our stockholders shall approve any plan or proposal for liquidation or dissolution of Cygne, or (iii) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), shall become the beneficial owner (within the meaning of Rule 13(d)(3) under the Exchange Act) of 40% or more of our outstanding common stock other than pursuant to a plan or arrangement entered into by such person and us, or (iv) during any period of two consecutive years, individuals who at the beginning of such period constitute the entire board of directors shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by our stockholders, of each new director was approved by a vote of at least two-thirds of the directors still in office who were directors at the beginning of the period.

     The employment agreements also provide that if, in connection with a change of ownership or control of Cygne or a change in ownership of a substantial portion of our assets (all within the meaning of Section 280G(b)(2) of the Internal Revenue Code of 1986, as amended (the "Code")), an excise tax is payable by the employee under Section 4999 of the Code, then we will pay to the employee additional compensation which will be sufficient to enable the employee to pay such excise tax as well as the income tax and excise tax on such additional compensation, such that, after the payment of income and excise taxes, the employee is in the same economic position in which he would have been if the provisions of Section 4999 of the Code had not been applicable.


COMPENSATION OF DIRECTORS

     Each non-employee director receives $3,500 for each board of directors meeting attended, and $1,500 for each meeting of any committee of the board directors attended. In addition, directors who are not employees are compensated through stock options.

     We adopted a Stock Option Plan for Non-Employee Directors (the "Directors' Plan"), pursuant to which options to acquire a maximum aggregate of 100,000 shares of common stock may be granted to non-employee directors. Options granted under the Directors' Plan do not qualify as incentive stock options within the meaning of Section 422 of the Code. The Directors' Plan provides for the automatic grant to each of our non-employee directors of (1) an option to purchase 10,000 shares of common stock on the date of such director's initial election or appointment to the board of directors, and (2) an option to purchase 2,000 shares of common stock on each annual anniversary of such election or appointment, provided that such individual is on such anniversary date a non-employee director. The options have an exercise price of 100% of the fair market value of our common stock on the date of grant, have a ten-year term, and become exercisable in four equal annual installments commencing on the first anniversary of the grant thereof, subject to acceleration in the event of a change of control (as defined in the Directors' Plan). The options may be exercised by payment in cash, check, or shares of common stock. On April 15, 1993 Mr. Groninger was elected as a director of Cygne and was granted an option to purchase 10,000 shares of common stock at a purchase price of $4.00 per share, the fair market value of the common stock on the date of grant.

     On each of April 15, 1994, April 15, 1995, April 15, 1996, April 15, 1997,
April 15, 1998, April 15, 1999, April 15, 2000 and April 15, 2001, the
anniversary dates of his initial election to the board of directors, Mr. Groninger was granted options to purchase 2,000 shares of common stock at a purchase price of $23.50, $11.75, $1.75, $0.687, $0.281, $0.156, $0.234 and
$0.14 per share, respectively, the fair market values of our common stock on the dates of grant.

     On November 15, 1999, with an effective date of October 31, 1999, we sold our Israeli-based Knit business to Jordache Limited. As a result of this disposition, a change in control under the Directors' Plan was deemed to have occurred, and all options granted after September 20, 1996 and before November 15, 1999 became vested.


                          COMPENSATION COMMITTEE REPORT

     The compensation committee of our board of directors advises our chief executive officer and our board of directors on compensation matters and reviews and recommends the appropriate compensation of executives and key personnel. The compensation committee is also responsible for administering Cygne's stock option plan. The compensation committee is comprised of one director.


COMPENSATION PHILOSOPHY AND PRACTICES

     Cygne is a private label manufacturer of women's apparel. The central goal of the compensation committee is to ensure that Cygne's remuneration policy is such that Cygne is able to attract, retain, and reward capable employees who can contribute both short-and longer-term to the success of Cygne. Equity participation and a strong alignment to stockholders' interest are key elements of Cygne's compensation philosophy. Cygne's executive compensation program consists of three parts: base salary, annual bonus, and stock options.

     Base salary represents the fixed component of the executive compensation program. Historically, we periodically increased base salary in accordance with an individual's contributions to Cygne's overall performance, relative marketplace competitiveness levels, length of service, and the industry's annual competitive pay practice movement. However, given Cygne's financial condition, Cygne's executive officers have agreed not to accept cost of living increases to their annual salary as provided in their employment agreements and to accept a reduced salary of $400,000 in the case of Mr. Manuel and $245,000 in the case of Mr. Green.

     No bonuses were awarded to executive officers for the year ended February 3, 2001 and no options were granted to executive officers during the fiscal year ended February 3, 2001.

     Section 162(m) of the Internal Revenue Code of 1986, as amended, generally denies publicly-held corporations a federal income tax deduction for compensation exceeding $1,000,000 paid to the chief executive officer or any of the four other highest-paid executive officers, excluding performance-based compensation. It is possible that at least some of the cash and equity-based compensation paid or payable to our executive officers will not qualify for this performance-based compensation exclusion. The compensation committee will continue to monitor the potential impact of Section 162(m) on our ability to deduct executive compensation.


2000 COMPENSATION TO CHIEF EXECUTIVE OFFICER

     The base salary for Mr. Manuel during 2000 was $602,540, which has been unchanged since June 1994, except for contractually provided cost of living adjustments. The compensation committee determined during 2000 that, in light of Cygne's financial condition, it was not appropriate to increase Mr. Manuel's salary. In addition, in June 1995, Mr. Manuel accepted a reduction in salary to $400,000 that remains in effect. During the fiscal year ended February 3, 2001, Mr. Manuel was not granted a bonus or any stock options.

                                             Respectfully submitted,
                                             James G. Groninger


                             AUDIT COMMITTEE REPORT

     The Board of Directors maintains an Audit Committee comprised of one of the Company's directors who is independent under the listing standard of the Nasdaq National Market. In accordance with its written charter adopted by the Board of Directors, a copy of which is attached as Appendix A, the Audit Committee assists the Board of Directors with fulfilling its responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process in year 2000, the Audit Committee:

     (1) reviewed and discussed the audited financial statements with management;

     (2) discussed with the independent auditors and internal auditors the material required to be discussed by Statement on Auditing Standards No. 61; and

     (3) reviewed the written disclosure and letter from independent auditors required by the Independent Standard Boards Standard No. 1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.


     Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended February 3, 2001 as filed with the Securities and Exchange Commission.

                                               Respectfully submitted,
                                               James G. Groninger


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers to file with the Securities and Exchange Commission reports of ownership and changes in ownership of any securities of the Company. To the Company's knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended February 3, 2001, all required filings were made on a timely basis.


PERFORMANCE GRAPH

     The graph compares our performance from February 2, 1996, the first day of our 1996 fiscal year, to February 3, 2001, the last business day of our fiscal year, against the cumulative total return of the S&P 500 Stock Index and the S&P Textile-Apparel Index. The graph assumes (a) $100 was invested in February 2, 1996 in each of our common stock, the stocks comprising the S&P 500 stock index and the stocks comprising the S&P Textile-Apparel index and (b) the reinvestment of dividends.


           COMPARE CUMULATIVE TOTAL RETURN AMONG CYGNE DESIGNS, INC.,
             S&P 500 STOCK INDEX, AND THE S&P TEXTILE-APPAREL INDEX


                                    [CHART]

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

Ernst & Young, LLP have been our independent auditors during the 2000 fiscal year and will serve in that capacity in the 2001 fiscal year.

Fees billed to company by Ernst & Young, LLP for services rendered were as followed:

Audit Fees: $70,600

All other fees: $2,115 for tax related services

     The audit committee of the Board of Directors, in reliance on management, and the independent auditors, determined that the provision of these services is compatible with maintaining the independence of Ernst & Young, LLP.


           STOCKHOLDER PROPOSALS FOR 2002 ANNUAL STOCKHOLDERS' MEETING

     We must receive all stockholder proposals that are intended to be included in our proxy statement for our 2002 annual meeting of stockholders no later than July 5, 2002 at Cygne Designs, Inc., Attn: Secretary, at 1410 Broadway, New York, New York 10018. If we are not notified of a stockholder proposal by September 18, 2002, then the proxies held by our management provide them with discretionary authority to vote against the stockholder proposal, even though the proposal is not discussed in the proxy statement.


                                  OTHER MATTERS

     We do not know of any matters that are to be presented for action at the annual meeting other than those set forth above. If any other matters properly come before the annual meeting, the persons named in the enclosed form of proxy will vote the shares represented by proxies in accordance with their best judgment on such matters.

     Proxies will be solicited by mail and may also be solicited in person or by telephone by some of our regular employees.

                                       By Order of the Board of Directors
                                       Roy E. Green
                                       Secretary

New York, New York
November 2, 2001

     IF YOU WOULD LIKE TO RECEIVE A FREE COPY OF OUR ANNUAL REPORT ON FORM 10-K, YOU SHOULD REQUEST ONE IN WRITING FROM: CYGNE DESIGNS, INC., 1410 BROADWAY, NEW YORK, NEW YORK 10018, ATTENTION: ROY E. GREEN.

                                                                      APPENDIX A

                               CYGNE DESIGNS, INC.
                             AUDIT COMMITTEE CHARTER
                                    JUNE 2000


ORGANIZATION

This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors and shall be comprised of one director, who is independent of management and the Company. The members of the committee shall be considered independent if he has no relationship that may interfere with the exercise of his independence from management and the Company. The committee member shall be financially literate, and have accounting or related financial management expertise.


STATEMENT OF POLICY

The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to Company's financial statement and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel or other experts for this purpose.


RESPONSIBILITIES AND PROCESSES

The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the result of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal processes of the audit committee in carrying out its oversight responsibilities, the processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

o The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosure required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors.

o The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

o The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

o The committee shall review with management and the independent auditors the financial statement to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

                              CYGNE DESIGNS, INC.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 4, 2001

     Bernard Manuel and Roy Green, and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, are hereby authorized to represent and to vote all shares of Common Stock of Cygne Designs, Inc. (the "Company') held of record by the undersigned on October 25, 2001 at the Annual Meeting of Stockholders to be held at 10:00 a.m. (local time) on December 4, 2001, at the offices of Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York 10103 and any adjournment thereof. Any and all proxies heretofore given are here by revoked.

     WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR EACH OF THE NOMINEES LISTED IN PROPOSAL NO. 1.


                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                                                              ---------------
                                                              | SEE REVERSE |
                                                              |     SIDE    |
                                                              ---------------

[X]  PLEASE MARK YOUR
     VOTES AS IN THIS
     EXAMPLE

                          FOR              WITHHOLD
                      ALL NOMINES          AUTHORITY
                    LISTED AT RIGHT        TO VOTE
                  (EXCEPTED AS LISTED    FOR NOMINEES
                    TO THE CONTRARY     LISTED AT RIGHT
1. ELECTION OF           -----               -----          NOMINEES:
   DIRECTORS             |   |               |   |             01--J. Groninger
                         |   |               |   |             02--B. Manuel
                         -----               -----

(Instructions: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below.)


---------------------------------------------------------------










IMPORTANT: Please sign exactly as name appears below. Each joint owner shall sign. Executors, administrators, trustees, etc. should give full title as such. If signor is a corporation, please give full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature_______________________________________________________________________

Signature if held jointly_______________________________________________________

DATED____________________, 2001

The above-signed acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished therewith. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.